UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Diffusion Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

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Diffusion Pharmaceuticals Reminds Stockholders to

Vote Shares In Advance of Annual Meeting

Annual Meeting Scheduled for June 25, 2021 1 p.m. EDT

CHARLOTTESVILLE, Va., June 18, 2021 -- Diffusion Pharmaceuticals Inc. (NASDAQ: DFFN) (“Diffusion,” “we” or the “Company”), an innovative biopharmaceutical company developing novel therapies that enhance the body’s ability to deliver oxygen to areas where it is needed most, reminds stockholders to vote on the proposals listed in the Company’s proxy statement in advance of its upcoming annual meeting.

Stockholders of record on May 5, 2021 should have previously received proxy materials in connection with Diffusion’s 2021 Annual Meeting of Stockholders to be held Friday, June 25, 2021, at 1:00 p.m. EDT (“Annual Meeting”). As set forth in the proxy materials, the Annual Meeting will be conducted as a virtual meeting hosted via a live webcast. Stockholders will be able to listen, vote, and submit questions from any location with internet connectivity. Stockholders or their proxy holder will be able to attend the Annual Meeting online, vote, and submit questions by following the instructions provided in their Notice Regarding the Availability of Proxy Materials and proxy statement.

We believe the vote of each of our stockholders is important. Whether shares are held directly as a stockholder of record or beneficially in “street name” (through a broker, bank, or other nominee), stockholders may vote their shares without attending the Annual Meeting, by granting a proxy, or, for shares held in street name, by submitting voting instructions to your broker or nominee. Instructions for voting shares through each of the foregoing methods are included in the Company’s proxy materials and are summarized below.

The Board of Directors and management of Diffusion Pharmaceuticals Inc. appreciate the support and thanks its stockholders for their investment in Diffusion Pharmaceuticals.

2021 Annual Meeting of Stockholders

The 2021 Annual Meeting of Stockholders of Diffusion Pharmaceuticals, Inc. will be held Friday, June 25, 2021, at 1:00 p.m., ET, virtually via the internet at www.meetingcenter.io/204775050; the password for the meeting is DFFN2021. To access the virtual meeting, stockholders must have the information printed in the proxy materials. To vote your shares, stockholders must go online or request a paper copy of the proxy materials to receive a proxy card. Further information can be found in the proxy materials filed with the SEC on April 30, 2021, which can be accessed via https://investors.diffusionpharma.com/sec-filings/sec-filings.

Stockholders may also submit questions prior to the date of the Annual Meeting by e-mailing them to proxyrequests@diffusionpharma.com.

If I was a Diffusion stockholder as of the record date, how do I vote my shares?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually. As the stockholder whose shares are registered in your name, you may vote your shares by one of the following methods:

●	Virtually, by joining the Annual Meeting and following the voting instructions available on the meeting portal during the meeting.
●	Vote by Internet, by going to the web address http://www.envisionreports.com/DFFN and following the instructions for Internet voting shown on your proxy card.
●	Vote by Telephone, by dialing 1-800-652-8683 and following the instructions for telephone voting shown on your proxy card.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

●

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 22, 2021.

●	You will receive a confirmation of your registration by e-mail after Computershare receives your registration materials.
●	Requests for registration should be directed to Computer through the following means:
●	By email : Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

About Diffusion Pharmaceuticals Inc.

Diffusion Pharmaceuticals Inc. is an innovative biopharmaceutical company developing novel therapies that enhance the body’s ability to deliver oxygen to areas where it is needed most. Diffusion’s lead product candidate, TSC, is being developed to enhance the diffusion of oxygen to tissues with low oxygen levels, also known as hypoxia, a serious complication of many of medicine’s most intractable and difficult-to-treat conditions. In addition to TSC, Diffusion’s product candidate DFN-529, a novel, allosteric PI3K/Akt/mTOR Pathway inhibitor, is in early-stage development. For more information, please visit us at www.diffusionpharma.com.

Forward-Looking Statements

This press release includes express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including regarding the Company’s upcoming annual meeting of stockholders. The Company may, in some cases, use terms such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained herein, forward-looking statements by their nature involve risks and uncertainties, known and unknown, many of which are beyond the Company’s control, and as a result the Company’s actual results could differ materially from those expressed or implied in any forward-looking statement. Particular risk and uncertainties include, among other things, those related to: the Company’s ability to obtain a quorum of holders sufficient to properly convene its annual meeting of stockholders under its bylaws; general economic, political, business, industry, and market conditions, including the ongoing COVID-19 pandemic; and the other factors discussed under the heading “Risk Factors” in the Company’s filings most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission. Any forward-looking statements in this press release speak only as of the date hereof (or such earlier date as may be identified) and, except as required by applicable law, rule, or regulation, the Company undertakes no obligation to update any such statements after the date hereof.

Contacts

Investors:
Tiberend Strategic Advisors, Inc.
Maureen McEnroe, CFA/Lisa Sher
mmcenroe@tiberend.com / lsher@tiberend.com

Media:
Kate Barrette
RooneyPartners
(212) 223-0561
Kbarrette@rooneyco.com